EXHIBIT 10.3

                           U.S. MOBILE SERVICES, INC.
                                      FORM
                                       OF
                             2000 STOCK OPTION PLAN

SECTION 1. PURPOSE

      The purpose of the U.S. Mobile Services, Inc. Stock Option Plan (the "Plan") is to provide an additional incentive to Eligible Persons and Employees (as defined in Section 2) of U.S. Mobile Services, Inc. (the "Company") and its subsidiaries, to aid in attracting and retaining Eligible Persons and Employees of outstanding ability, and to align their interests with those of shareholders.

SECTION 2. DEFINITIONS

      Unless the context clearly indicates otherwise, the following terms, when used in this Plan, shall have the meanings set forth in this Section 2.

      "Board" shall mean the Board of Directors of the Company.

      "Code" shall mean the Internal Revenue Code of 1986 and the rules and regulations thereunder, as it or they have been amended from time to time.

      "Committee" shall mean the full Board, Compensation Committee of the Board or such other committee as may be designated by the Board. If less than the full Board, the Committee shall consist of two or more members of the Board who are not eligible to participate in the Plan, and who otherwise are "non-employee directors" under Rule 16b-3.

      "Date of Exercise" shall mean the earlier of the date on which written notice of exercise, together with payment in full, is received at the office of the Secretary of the Company or the date on which such notice and payment are mailed to the Secretary of the Company at its principal office by certified or registered mail.

      "Eligible Person" shall mean any person or entity that is an agent, consultant, director, independent contractor, strategic alliance partner, or supplier of the Company. An Eligible Person shall not be awarded Incentive Stock Options. An Eligible Person who is a director but not an Employee shall not be awarded Stock Options.

      "Employee" shall mean any common law employee or any officer of the Company or any of its Subsidiaries. For the purposes of any provision of this Plan relating to Incentive Stock Options, the term "Employee" is limited to any employee (as that term is defined under Code Section 3401(c)) or officer of the Company or any of its Subsidiaries.

      "Fair Market Value" of the Stock shall mean, for all purposes of the Plan unless otherwise provided (i) the mean between the high and low sales prices of the Stock as reported on the National Market System or Small Cap Market of the National Association of Securities Dealers, Inc., Automated Quotation System, or any similar system of automated dissemination of quotations of securities prices then in common use, if so quoted, or (ii) if not quoted as described in clause
(i), the mean between the high bid and low asked quotations for the Stock as reported by a the National Quotation Bureau Incorporated or such other source as the Committee determines, or (iii) if the Stock is listed or admitted for trading on any national securities exchange, the mean between the high and low sales price, or the closing bid price if no sale occurred, of the Stock on the principal securities exchange on which the Stock is listed. In the event that the method for determining the Fair Market Value of the Stock provided for above shall either be not applicable or not be practical, in the opinion of the Committee, then the Fair Market Value shall be determined by such other reasonable method as the Committee, in its discretion, selects and applies.

      "Grantee" shall mean an Eligible Person or Employee granted a Stock
Option.

      "Granting Date" shall mean the date on which the Committee authorizes the issuance of a Stock Option for a specified number of shares of Stock to a specified Eligible Person or Employee.

      "Incentive Stock Option" shall mean a Stock Option granted under the Plan which is properly qualified under the provisions of Section 422 of the Code.

      "Nonstatutory Stock Option" shall mean a Stock Option granted within the Plan which is not an Incentive Stock Option or otherwise qualified under similar tax provisions.

      "Progressive Stock Options" shall mean either Incentive Stock Options or Nonstatutory Stock Options granted pursuant to Section 5(j) of this Plan.

      "Rule 16b-3" shall mean Rule 16b-3 promulgated by the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended, or any rule in replacement thereof.

      "Stock" shall mean the Common Stock, par value $.001 per share, of the Company.

      "Stock Option" shall mean an Incentive Stock Option or Nonstatutory Stock Option granted pursuant to the Plan to purchase shares of Stock.

      "Subsidiary" shall mean any subsidiary corporation as defined in Section 424(f) of the Code.


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

SECTION 3. SHARES OF STOCK SUBJECT TO THE PLAN

      Subject to adjustment pursuant to Section 8, 2,000,000 shares of Stock shall be reserved for issuance upon the exercise of Stock Options granted pursuant to this Plan. Shares delivered under the Plan may be authorized and unissued shares or issued shares held by the Company in its treasury. If any Stock Options expire or terminate without having been exercised, the shares of Stock covered by such Stock Option shall become available again for the grant of Stock Options hereunder.

SECTION 4. ADMINISTRATION OF THE PLAN

      (a) The Plan shall be administered by the Committee. Subject to the express provisions of the Plan, the Committee shall have the exclusive authority and discretion to construe and interpret the Plan, prescribe, amend and rescind rules and regulations relating to it, determine the terms and provisions of Stock Option grants, resolve all questions of fact and law in the administration and operation of the Plan, and make all other determinations necessary or appropriate in the administration and operation of the Plan.

      (b) It is intended that the Plan and any transaction hereunder meet all of the requirements of Rule 16b-3 promulgated by the Securities and Exchange Commission, as such rule is currently in effect and as hereafter modified or amended, and all other applicable laws. If any provision of the Plan or any transaction would disqualify the Plan or such transaction under, or would not comply with, Rule 16b-3 or other applicable laws, such provision or transaction shall be construed or deemed amended to conform to Rule 16b-3 or such other applicable laws or otherwise shall be deemed to be null and void, in each case to the extent permitted by law and determined by the Committee.

      (c) Any controversy or claim arising out of or related to this Plan shall be determined unilaterally by and at the exclusive discretion of the Committee.

SECTION 5. GRANTING OF STOCK OPTIONS

      (a) All Eligible Persons and Employees are eligible to receive Stock Options in accordance with the terms of this Plan.

      (b) The option price of each share of Stock subject to an Incentive Stock Option shall be at least 100% of the Fair Market Value of a share of the Stock on the Granting Date.

      (c) The option price of each share of Stock subject to a Nonstatutory Stock Option shall be 100% of the Fair Market Value of a share of the Stock on the Granting Date, or such other price either greater than or less than the Fair Market Value (but in no event less than the par value of the Stock) as the Committee determines appropriate to the purposes of the Plan and to the Company's total compensation program.

      (d) The Committee shall determine and designate from time to time those Eligible Persons and Employees who are to be granted Stock Options and whether the particular Stock Options are to be Incentive Stock Options or Nonstatutory Stock Options, and shall also specify the number of shares covered by and the option price per share of each Stock Option. Each Stock Option granted under the Plan shall be clearly identified as to its status as a Nonstatutory Stock Option or an Incentive Stock Option. The Committee shall also determine the date and dates when each Stock Option becomes exercisable and any event that accelerates the date or dates when the Stock Option becomes exercisable or that results in the cancellation of the Stock Option; provided, however, that if an Employee's written contract with the Company specifies the date or dates the Stock Option becomes exercisable, or the acceleration or cancellation thereof, the written contract controls.

      (e) The aggregate Fair Market Value (determined at the time the Stock Option is granted) of the Stock with respect to which Incentive Stock Options are exercisable for the first time by any individual during any calendar year (under all plans of the individual's employer corporation and its parent and subsidiary corporations) shall not exceed $100,000.

      (f) A Stock Option shall be exercisable during such period or periods and in such installments as shall be fixed by the Committee at the time the Stock Option is granted or in any amendment thereto; but each Stock Option shall expire not later than ten years from the Granting Date.

      (g) The Committee shall have the authority to grant both transferable Stock Options and nontransferable Stock Options, and to amend outstanding nontransferable Stock Options to provide for transferability. Each nontransferable Stock Option intended to qualify under Rule 16b-3 or otherwise shall provide by its terms that it is not transferable otherwise than by will or the laws of descent and distribution or, except in the case of Incentive Stock Options, pursuant to a "qualified domestic relations order" as defined by the Code, and is exercisable, during the Grantee's lifetime, only by the Grantee. Each transferable Stock Option may provide for such limitations on transferability and exercisability as the Committee may designate at the time a Stock Option is granted or is otherwise amended to provide for transferability.

      (h) Stock Options may be granted to an Eligible Person or an Employee who has previously received Stock Options or other options whether such prior Stock Options or other options are still outstanding, have previously been exercised or surrendered in whole or in part, or are cancelled in connection with the issuance of new Stock Options.

      (i) Without in any way limiting the authority of the Committee to make grants of Stock Options under the Plan, and in order to induce Eligible Persons and Employees to retain ownership of Stock, the Committee may include within any agreement reflecting a Stock Option a provision entitling the Grantee of such a Stock Option to a further Stock Option (a "Progressive Stock Option") if the Grantee exercises such Stock Option evidenced by such agreement, in whole or in part, by surrendering other shares of Stock in accordance with this Plan and the terms and conditions of such agreement. Any such Progressive Stock Option may be for a number of shares of Stock equal to the number of surrendered shares, shall become exerciseable no sooner than six months after the Granting Date of the Stock Option or such longer period as the Committee may establish, shall have an option price per share equal to one hundred percent (100%) of the Fair Market Value of a share of Stock on the Granting Date of the Progressive Stock Option, and shall be subject to such other terms and conditions as the Committee may determine.

      (j) Notwithstanding the foregoing, the option price of an Incentive Stock Option in the case of a Grantee who owns more than ten (10%) percent of the total combined voting power of all classes of stock of the Company or any of its Subsidiaries, will not be less than one-hundred-ten percent (110%) of the Fair Market Value of the Stock at the Granting date and in the case of such a Grantee, the Incentive Stock Option may be exercised no more than five years after the Granting Date.

SECTION 6. EXERCISE OF STOCK OPTIONS

      (a) Except as provided in Section 7, no Incentive Stock Option may be exercised at any time unless the Grantee is an Eligible Person or an Employee on the Date of Exercise and has been an Eligible Person or an Employee at all times during the period beginning on the Granting Date and ending on the day 3 months before the date of such exercise.

      (b) The Grantee shall pay the option price in full on the Date of Exercise of a Stock Option in cash, by check, or by delivery of full shares of Stock of the Company, duly endorsed for transfer to the Company with signature guaranteed, by any combination thereof or by such other mode of payment as the Committee may approve, including payment through a broker in accordance with procedures permitted by rules and regulations of the Federal Reserve Board. Stock will be accepted at its Fair Market Value on the Date of Exercise.

      (c) Subject to the approval of the Committee, or of such person to whom the Committee may delegate such authority ("its designee"), and subject further to the applicable regulations of any governmental authority, the Company may loan to the Grantee a sum equal to an amount which is not in excess of 100% of the purchase price of the shares of Stock acquired upon exercise of a Stock Option, such loan to be evidenced by the execution and delivery of a promissory note. Interest shall be paid on the unpaid balance of the promissory note at such times and at such rate as shall be determined by the Committee or its designee. Such promissory note shall be secured by the pledge to the Company of shares of Stock having an aggregate purchase price on the date of purchase equal to or greater than the amount of such note. A Grantee shall have, as to such pledged shares of Stock, all rights of ownership including the right to vote such shares of Stock and to receive dividends paid on such shares of Stock, subject to the security interest of the Company. Such shares of Stock shall not be released by the Company from the pledge unless the proportionate amount of the note secured thereby has been repaid to the Company; provided, however that shares of Stock subject to a pledge may be used to pay all or part of the purchase price of any other option granted hereunder or under any other stock incentive plan of the Company under the terms of which the purchase price of an option may be paid by the surrender of shares of Stock, subject to the terms and conditions of this Plan relating to the surrender of shares of Stock in payment of the exercise price of an option. In such event, that number of the newly purchased shares of Stock equal to the shares of Stock previously pledged shall be immediately pledged as substitute security for the pre-existing debt of the Grantee to the Company, and thereupon shall be subject to the provisions hereof relating to pledged shares of Stock. All notes executed hereunder shall be payable at such times and in such amounts and shall contain such other terms as shall be specified by the Committee or its designee or stated in the option agreement; provided, however, that such terms shall conform to requirements contained in any applicable regulations which are issued by any governmental authority.

SECTION 7. TERMINATION OF EMPLOYMENT

      Except as otherwise provided by the Committee at the time the Stock Option is granted or any amendment thereto, and except as otherwise provided in an Eligible Person's or an Employee's written contract with the Company, if a Grantee who was an Employee at the time of grant, and ceases to be an Employee then:

      (a) if termination of employment is voluntary or involuntary without cause, the Grantee may exercise each Stock Option held by the Grantee within three months after such termination (but not after the expiration date of the Stock Option) to the extent of the number of shares subject to the Stock Option which are exercisable pursuant to its terms at the date of termination;

      (b) if termination is for cause, all Stock Options held by the Grantee shall be cancelled as of the date of termination. For purposes of this Plan, "cause" means cause as defined in an Eligible Person's or an Employee's written contract with the Company, or in the absence of a written contract that contains a definition of cause, as determined by the Company;

      (c) subject to the provisions of Section 7(d), if termination is (i) by reason of retirement at a time when the Grantee is entitled to the current receipt of benefits under any retirement plan maintained by the Company or any Subsidiary, or (ii) by reason of disability each Stock Option held by the Grantee may be exercised by the Grantee at any time (but not after the expiration date of the Stock Option) (within one year of termination in the case of Incentive Stock Options) to the extent of the number of shares subject to the Stock Option which were exercisable pursuant to its terms at the date of termination. For purposes of this Plan, "disability" means disability as defined in an Eligible Person's or an Employee's written contract with the Company, or in the absence of a written contract that contains a definition of disability, the definition of disability in any disability insurance policy maintained by the Company at the time of such disability, or in the absence of such definition, as determined by the Company;

      (d) if termination is by reason of the death of the Grantee, or if the Grantee dies after retirement or disability as referred to in Section 7(c), each Stock Option held by the Grantee may be exercised by the Grantee's estate, or by any person who acquires the right to exercise the Stock Option by reason of the Grantee's death, at any time within a period equal to the lesser of three years after death or the expiration date of the Stock Option to the extent of the total number


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

of shares subject to the Stock Option which were exercisable pursuant to its terms at the date of termination; or

      (e) if the Grantee should die within three months after voluntary termination of employment or involuntary termination without cause, as contemplated in Section 7(a), each Stock Option held by the Grantee may be exercised by the Grantee's estate, or by any person who acquires the right to exercise by reason of the Grantee's death, at any time within a period of one year after death (but not after the expiration date of the Stock Option) to the extent of the number of shares subject to the Stock Option which were exercisable pursuant to its terms at the date of termination.

SECTION 8. ADJUSTMENTS

      In the event of any merger, consolidation, reorganization, recapitalization, stock dividend, stock split or other change in the corporate structure or capitalization affecting the Stock, there shall be an appropriate adjustment made by the Committee in the number and kind of shares that may be granted in the aggregate and to individuals under the Plan, the number and kind of shares subject to each outstanding Stock Option and the option prices.

SECTION 9. CHANGE OF CONTROL

      In granting a Stock Option, and subject to an Eligible Person's or an Employee's written contract with the Company, the Committee shall determine whether a Stock Option becomes immediately exercisable upon a change in control. For purposes of this Agreement, a change in control means any of the following events: (a) the consummation of a sale of all or substantially all of the Company's assets in one or a series of related transactions to a person or entity or persons or entities each of whom is not an Affiliate of the Company prior to such sale; (b) the consummation of a sale (whether by merger, consolidation or otherwise) of all the capital stock of the Company for stock, cash or other property or a combination thereof in one or a series of related transactions to a person or entity or persons or entities not a shareholder of the Company prior to such sale; (c) a combination of clauses (a) and (b); or (d) a combination of (b) and a sale of assets of the Company. For purposes of this
Section 9, "affiliate" means any business entity controlling, controlled by, or under common control with the Company.

SECTION 10. GENERAL PROVISIONS

      (a) Each Stock Option shall be evidenced by a written instrument containing such terms and conditions, not inconsistent with this Plan, as the Committee approves.

      (b) The granting of a Stock Option in any year shall not give the Grantee any right to similar grants in future years or any right to be retained in the employ of the Company or any Subsidiary or interfere in any way with the right of the Company or such Subsidiary to terminate an Employee's employment at any time.


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

      (c) The Company may deduct from any payment or distribution under the Plan any federal, state or local taxes of any kind required by law to be withheld with respect to such payments or to take such other action as may be necessary to satisfy all obligations for the payment of such taxes. In case distributions are made in shares of Stock, the Company shall have the right to retain the value of sufficient shares of Stock to equal the amount of tax to be withheld for such distributions or require a recipient to pay the Company for any such taxes required to be withheld on such terms and conditions prescribed by the Committee.

      (d) No Grantee shall have any of the rights of a shareholder by reason of a Stock Option until it is exercised.

      (e) This Plan shall be construed and enforced in accordance with the laws of the State of Delaware (without regard to the legislative or judicial conflict of laws rules of any state), except to the extent superseded by federal law.

SECTION 11. AMENDMENT AND TERMINATION

      (a) The Plan shall terminate on April __, 2011 and no Stock Option shall be granted hereunder after that date, provided that the Board may terminate the Plan at any time prior thereto.

      (b) The Board may amend the Plan at any time without notice, provided however, that the Board may not, without prior approval by the shareholders, (i) increase the maximum number of shares of Stock for which Stock Options may be granted (except as contemplated by the provisions of Section 8), (ii) materially increase the benefits accruing to participants under the Plan, or (iii) materially modify the requirements as to eligibility for participation in the Plan.

      (c) No termination or amendment of the Plan may, without the consent of a Grantee to whom a Stock Option theretofore has been granted, adversely affect the rights of such Grantee under such Stock Option.

SECTION 12. EFFECTIVE DATE

      The Plan shall become effective as of the date it is approved by the Company's stockholders.

                  U.S. MOBILE SERVICES, INC. STOCK OPTION PLAN

                 Nonstatutory Stock Option Terms And Conditions

      1. Plan Incorporated by Reference. This Option is issued pursuant to the terms of the Plan and may be amended as provided in the Plan. Capitalized terms used and not otherwise defined in this certificate have the meanings given to them in the Plan. This certificate does not set forth all of the terms and conditions of the Plan, which are incorporated herein by reference. The Committee administers the Plan and its determinations regarding the operation of the Plan are final and binding. Copies of the Plan may be obtained upon written request without charge from the President of the Company.

      2. Option Price. The price to be paid for each share of Common Stock issued upon exercise of the whole or any part of this Option is the Option Price set forth on the face of this certificate.

      3. Exercisability Schedule. This Option may be exercised at any time and from time to time for the number of shares and in accordance with the exercisability schedule set forth on the face of this certificate, but only for the purchase of whole shares. This Option may not be exercised as to any shares after the Expiration Date.

      4. Method of Exercise. To exercise this Option, the Optionee must deliver written notice of exercise to the President of the Company specifying the number of shares with respect to which the Option is being exercised accompanied by payment of the Option Price for such shares in cash, by certified check or in such other form, including shares of Common Stock of the Company valued at their Fair Market Value on the date of delivery, as the Committee may at the time of exercise approve. Promptly following such notice, the Company will deliver to the Optionee a certificate representing the number of shares with respect to which the Option is being exercised.

      5. Rights as a Stockholder or Employee. The Optionee shall not have any rights in respect of shares as to which the Option has not been exercised and payment made as provided above. The Optionee shall not have any rights to continued employment by the Company or any Subsidiary by virtue of the grant of this Option.

      6. Recapitalization, Mergers, Etc. As provided in the Plan, in the event of certain corporate transactions affecting the Company's outstanding Common Stock, the Committee shall equitably adjust the number and kind of shares subject to this Option and the exercise price hereunder. If such transaction involves a consolidation or merger of the Company with another entity, the sale or exchange of all or substantially all of the assets of the Company or a reorganization or liquidation of the Company, then in lieu of the foregoing, the Committee may upon written notice to the Optionee provide that this Option shall terminate on a date not less than 20 days after the date of such notice unless theretofore exercised. In connection with such notice, the Committee may in its discretion accelerate or waive any deferred exercise period.

      7. Option Not Transferable. This Option is not transferable by the Optionee otherwise than by will or the laws of descent and distribution or pursuant to a "qualified domestic relations order" as defined in the Code and is exercisable, during the Optionee's lifetime, only by Optionee. Any attempted assignment,, transfer, pledge, hypothecation or other disposition other than in accordance with the terms set forth herein and in the Plan shall be void and of no effect.

      8. Compliance with Securities Laws. It shall be a condition to the Optionee's right to purchase shares of Common Stock hereunder that the Company may, in its discretion, require (a) that the shares of Common Stock reserved for issue upon the exercise of this Option have been duly listed, upon official notice of issuance, upon any national securities exchange or automated quotation system on which the Company's Common Stock may then be listed or quoted, (b) that either (i) a registration statement under the Securities Act of 1933 with respect to the shares is in effect, or (ii) in the opinion of counsel for the Company, the proposed purchase shall be exempt from registration under that Act and the Optionee shall have made such undertakings and agreements with the Company as the Company may reasonably require, and (c) that such other steps, if any, as counsel for the Company shall consider necessary to comply with any law applicable to the issue of such shares by the Company has been taken by the Company or the Optionee, or both. The certificates representing the shares purchased under this Option may contain such legends as counsel for the Company considers necessary to comply with any applicable law.

      9. Payment of Taxes. The Optionee shall pay to the Company, or make provision satisfactory to the Company for payment of, any taxes required by law to be withheld with respect to the exercise of this Option. The Committee may, in its discretion, require any other Federal or state taxes imposed on the sale of the shares to be paid by the Optionee. In the Committee's discretion, such tax obligations may be paid in whole or in part in shares of Common Stock, including shares retained from the exercise of this Option, valued at their Fair Market Value on the date of delivery. The Company and its Subsidiaries may, to the extent permitted by law, deduct any such tax obligations from any payment of any kind otherwise due to the Optionee.

2000 NSO -                                                               Shares

                           U.S. MOBILE SERVICES, INC.

                             2000 Stock Option Plan
                      Nonstatutory Stock Option Certificate

      U.S. Mobile Services, Inc. (the "Company"), a Delaware corporation, hereby grants to the person named below an option to purchase shares of Common Stock, par value $.001 per share, of the Company (the "Option") under and subject to the Company's 2000 Stock Option Plan (the "Plan") exercisable on the following terms and conditions and those set forth on the reverse side of this certificate:

      Name of Optionee:
               Address:

   Social Security No:.
      Number of Shares:
          Option Price:
         Date of Grant: ________, 2000

                             Exercisability Schedule

After ______________, 20__                           as to ____ shares,
After ______________, 20__               as to _____ additional shares
After ______________, 20__               as to _____ additional shares

Expiration Date:

Special Provisions Regarding Rights if Optionee Ceases to be an Eligible Person or Employee: None

Other Special Provisions:

      The Option shall not be treated as an Incentive Stock Option under Section 422 of the Internal Revenue Code of 1986, as amended (the "Code").

      By acceptance of this Option, the Optionee agrees to the terms and conditions hereof.

                                      U.S. MOBILE SERVICES, INC.


Dated:_______________                 By: _____________________________________
                                          Name:
                                          Title:

ACCEPTED:


____________________________
[Name of Optionee]

2000 ISO -1                                                    _________ Shares

                           U.S. MOBILE SERVICES, INC.

                             2000 Stock Option Plan
                       Incentive Stock Option Certificate

      U.S. Mobile Services, Inc. (the "Company"), a Delaware corporation, hereby grants to the person named below an option to purchase shares of Common Stock, par value $.001 per share, of the Company (the "Option") under and subject to the Company's 2000 Stock Option Plan (the "Plan") exercisable on the following terms and conditions and those set forth on the reverse side of this certificate:

      Name of Optionee:
               Address:
   Social Security No.:
      Number of Shares:
          Option Price:  $
         Date of Grant:

                             Exercisability Schedule


After [date]                                     as to _________ shares,

Expiration Date:

Special Provisions Regarding Rights
if Optionee Ceases to be an Eligible Person or Employee:

Other Special Provisions:

      Although this Option is intended to be treated as an Incentive Stock Option under Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), the Company does not and cannot guaranty or warranty that the Option will be so treated. Certain acts of the Optionee such as disposing of the Stock issued pursuant to this Option prior to the expiration of the holding periods required under Code Section 422 will prevent this Option from being treated as an Incentive Stock Option.

      By acceptance of this Option, the Optionee agrees to the terms and conditions hereof.

                                  U.S. MOBILE SERVICES, INC.


Dated:___________                 By: __________________________________________
                                  Name:
                                  Title:

ACCEPTED:


_______________________________
[Name of Optionee]

                U.S. MOBILE SERVICES, INC. 2000 STOCK OPTION PLAN

                   Incentive Stock Option Terms and Conditions

      1. Plan Incorporated by Reference. This Option is issued pursuant to the terms of the Plan and may be amended as provided in the Plan. Capitalized terms used and not otherwise defined in this certificate have the meanings given to them in the Plan. This certificate does not set forth all of the terms and conditions of the Plan, which are incorporated herein by reference. The Committee administers the Plan and its determinations regarding the operation of the Plan are final and binding. Copies of the Plan may be obtained upon written request without charge from the President of the Company.

      2. Option Price. The price to be paid for each share of Common Stock issued upon exercise of the whole or any part of this Option is the Option Price set forth on the face of this certificate.

      3. Exercisability Schedule. This Option may be exercised at any time and from time to time for the number of shares and in accordance with the exercisability schedule set forth on the face of this certificate, but only for the purchase of whole shares. This Option may not be exercised as to any shares after the Expiration Date.

      4. Method of Exercise. To exercise this Option, the Optionee must deliver written notice of exercise to the President of the Company specifying the number of shares with respect to which the Option is being exercised accompanied by payment of the Option Price for such shares in cash, by certified check or in such other form, including shares of Common Stock of the Company valued at their Fair Market Value on the date of delivery, as the Committee may at the time of exercise approve. Promptly following such notice, the Company will deliver to the Optionee a certificate representing the number of shares with respect to which the Option is being exercised.

      5. Rights as a Stockholder or Employee. The Optionee shall not have any rights in respect of shares as to which the Option has not been exercised and payment made as provided above. The Optionee shall not have any rights to continued employment by the Company or any Subsidiary by virtue of the grant of this Option.

      6. Recapitalization, Mergers, Etc. As provided in the Plan, in the event of certain corporate transactions affecting the Company's outstanding Common Stock, the Committee shall equitably adjust the number and kind of shares subject to this Option and the exercise price hereunder. If such transaction involves a consolidation or merger of the Company with another entity, the sale or exchange of all or substantially all of the assets of the Company or a reorganization or liquidation of the Company, then in lieu of the foregoing, the Committee may upon written notice to the Optionee provide that this Option shall terminate on a date not less than 20 days after the date of such notice unless theretofore exercised. In connection with such notice, the Committee may in its discretion accelerate or waive any deferred exercise period.

      7. Option Not Transferable. This Option is not transferable by the Optionee otherwise than by will or the laws of descent and distribution and is exercisable, during the Optionee's lifetime, only by Optionee. Any attempted assignment,, transfer, pledge, hypothecation or other disposition other than in accordance with the terms set forth herein and in the Plan shall be void and of no effect.

      8. Compliance with Securities Laws. It shall be a condition to the Optionee's right to purchase shares of Common Stock hereunder that the Company may, in its discretion, require (a) that the shares of Common Stock reserved for issue upon the exercise of this Option have been duly listed, upon official notice of issuance, upon any national securities exchange or automated quotation system on which the Company's Common Stock may then be listed or quoted, (b) that either (i) a registration statement under the Securities Act of 1933 with respect to the shares is in effect, or (ii) in the opinion of counsel for the Company, the proposed purchase shall be exempt from registration under that Act and the Optionee shall have made such undertakings and agreements with the Company as the Company may reasonably require, and (c) that such other steps, if any, as counsel for the Company shall consider necessary to comply with any law applicable to the issue of such shares by the Company has been taken by the Company or the Optionee, or both. The certificates representing the shares purchased under this Option may contain such legends as counsel for the Company considers necessary to comply with any applicable law.

      9. Payment of Taxes. The Optionee shall pay to the Company, or make provision satisfactory to the Company for payment of, any taxes required by law to be withheld with respect to the exercise of this Option. The Committee may, in its discretion, require any other Federal or state taxes imposed on the sale of the shares to be paid by the Optionee. In the Committee's discretion, such tax obligations may be paid in whole or in part in shares of Common Stock, including shares retained from the exercise of this Option, valued at their Fair Market Value on the date of delivery. The Company and its Subsidiaries may, to the extent permitted by law, deduct any such tax obligations from any payment of any kind otherwise due to the Optionee.